UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2007 (August 17, 2007)

INTERACTIVE INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Amendments to By-laws

In August 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard setting forth Direct Registration System (“DRS”) eligibility requirements, which require listed companies to become DRS eligible by January 1, 2008.  DRS allows investors to have securities registered in their names without the issuance of physical stock certificates, and to electronically transfer securities to broker-dealers without transferring physical stock certificates.  In order to enable Interactive Intelligence, Inc. (the “Company”) to participate in the DRS, on August 17, 2007, the Board of Directors of the Company amended Article VII of the Company’s By-laws to allow for the issuance of uncertificated shares.  The By-laws still permit each registered shareholder to obtain a physical stock certificate upon request.

The Company’s By-laws, as amended August 17, 2007, are being filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

     (d)  Exhibits

Exhibit No.	Description
3.2	Registrant’s By-laws, as amended August 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: August 21, 2007	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Registrant’s By-laws, as amended August 17, 2007